                                  Schedule 13D
CUSIP No: 53838Q109                                                Page 14 of 15



                                    EXHIBIT 1
                             JOINT FILING STATEMENT

        We, the undersigned, hereby express our agreement that the attached
Schedule 13D is filed on behalf of each of us.

THOMSON MANAGEMENT GROWTH FUND, L.P.

By MTEP Management, LLC
   its General Partner

By:     /s/ Barry M. Weinman                             September 3, 2002
   -----------------------------------------       -----------------------------
     Barry M. Weinman                                           Date
     Managing Member

MEDIA TECHNOLOGY ENTREPRENEURS FUND II, L.P.

By MTEP Management, LLC
   its General Partner

By:     /s/ Barry M. Weinman                             September 3, 2002
   -----------------------------------------       -----------------------------
     Barry M. Weinman                                           Date
     Managing Member


MEDIA TECHNOLOGY EQUITY PARTNERS, L.P.

By MTEP Management, LLC
   its General Partner

By:     /s/ Barry M. Weinman                             September 3, 2002
   -----------------------------------------       -----------------------------
     Barry M. Weinman                                           Date
     Managing Member

MTEP MANAGEMENT, LLC

By:     /s/ Barry M. Weinman                             September 3, 2002
   -----------------------------------------       -----------------------------
     Barry M. Weinman                                           Date
     Managing Member


        /s/ Robert R. Ackerman, Jr.                      September 3, 2002
--------------------------------------------       -----------------------------
     Robert R. Ackerman, Jr.                                    Date

                                  Schedule 13D
CUSIP No: 53838Q109                                                Page 15 of 15



        /s/ Jonathan E. Funk                             September 3, 2002
--------------------------------------------       -----------------------------
     Jonathan E. Funk                                           Date


        /s/ Barry M. Weinman                             September 3, 2002
--------------------------------------------       -----------------------------
     Barry M. Weinman                                           Date